[Front Cover]

[MFS LOGO(SM)]

INVESTMENT MANAGEMENT

MFS(R) Municipal Income Trust

Annual Report
for Year Ended
October 31, 1996

[Graphic - Two figures outlined against a large oval window backdrop]

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Dear Shareholders:

During the 12 months ended October 31, 1996, the Trust provided a total return of 4.50%, including the reinvestment of distributions, based on a $9.38 market price for shares traded on the New York Stock Exchange. During the same period, the Lehman Brothers Municipal Bond Index provided a total return of 5.70%. It is important to note that the Lehman Index represents an unmanaged index of investment-grade municipal bonds rated "Baa" or higher, while the Trust primarily invests in lower-quality municipal issues rated "Baa" or below, or which are unrated.

These lower-rated securities have high coupon rates relative to the market and generally are less price sensitive in a volatile interest rate environment; hence, they provide less price fluctuation during these periods (although investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions).

Economic Environment
As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% during the second quarter. This unexpectedly high level was followed by a more moderate 2.2% pace in the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, rising wages. The latest statistics appear to show slowed consumer spending, especially in overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets, while subduing the capital spending plans of American corporations. While economic growth should continue, we expect some slackening toward the end of the year.

Bond Markets
In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

Portfolio Performance and Strategy
The Trust's portfolio structure is consistent with its investment objective of providing a high level of current tax-exempt income through generally lower-rated or unrated securities. Based on our interest rate outlook for 1997, we believe capital appreciation of the Trust's net asset value over the next six months is likely to be minimal and that dividend income could make up a significant component of its total return. However, the Trust's monthly distribution has come under pressure during the past year, decreasing from $0.058 per share to the current $0.055 per share. This reduction was made necessary by a restructuring of a portion of the Trust's assets, increased seasonal bond call activity, and a falling interest rate environment, all of which resulted in reduced tax-exempt income.

Supply of new-issue and secondary-market higher-yielding tax-exempt issues has increased. Many of these new issues are refunding bonds for issues that came to market in mid-1986, just prior to that year's Tax Reform Act and in a much higher interest rate environment. During that period, the high-yield tax-exempt market was flooded with new issues in anticipation of this legislation, which limited the use of tax exemption for many issuers. Now, 10 years later, these bonds are eligible for refinancing. We expect this pick-up in supply to continue for the next several months. As a result, yield spreads between high-quality and lower-quality municipal issues could widen, a trend that would be held back only by an increased demand for higher yields. We will use this opportunity to consider new purchases for the Trust consistent with its investment objective.

Our efforts remain focused on research and preservation of high current tax-exempt income. We continue to monitor our holdings closely and to seek out new investment opportunities. Diversification of credit risk and of factors that might affect liquidity remain important components of the Trust's overall strategy.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

/s/ Cynthia M. Brown
Cynthia M. Brown
Portfolio Manager
November 12, 1996
-----------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Performance Summary
(For the year ended October 31, 1996)

Net Asset Value Per Share
October 31, 1995                  $ 8.84
October 31, 1996                  $ 8.58
New York Stock Exchange Price
October 31, 1995                  $ 9.50
February 6, 1996 (high)*          $10.00
May 31, 1996 (low)*               $ 8.88
October 31, 1996                  $ 9.38

*For the period November 1, 1995 through October 31, 1996.

Federal Income Tax Information
on Distributions
(For the year ended October 31, 1996)

Distribution Sources
Ordinary income         $0.66


Exempt-Interest Dividends
For federal income tax purposes, 99.61% of the total dividends paid by the Trust from net investment income during the year ended October 31, 1996, was designated as an exempt-interest dividend.

Tax Form Summary
In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.


Number of Shareholders
As of October 31, 1996, our records indicate that there are 9,991 registered shareholders and approximately 17,528 shareholders owning Trust shares in "street" name, such as through brokers, banks and other financial intermediaries.

Results of Shareholder Meeting
At the annual meeting of shareholders of MFS Municipal Income Trust, which was held on October 17, 1996, the following actions were taken:

Item 1. The election of William J. Poorvu, Elaine R. Smith, and David B. Stone as Trustees of the Trust.

                              Number of Shares
      Nominee             For         Withhold Authority
 ------------------ ---------------- --------------------
William J. Poorvu   31,689,865.3832      512,135.4254
Elaine R. Smith     31,639,107.6348      562,893.1738
David B. Stone      31,661,893.3644      540,107.4442


Trustees continuing in office who were not subject to re-election at this meeting are A. Keith Brodkin, Richard B. Bailey, Peter G. Harwood, J. Atwood Ives, Lawrence T. Perera, Charles W. Schmidt, Arnold D. Scott, and Jeffrey L. Shames.

Item 2. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1997.

            Number of Shares
            -----------------
For          31,453,231.7844
Against         330,206.5813
Abstain         418,562.4429

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

New York Stock Exchange Symbol
The New York Stock Exchange symbol is MFM.

Investment Objective and Policy
The investment objective of MFS Municipal Income Trust is to provide high current income exempt from federal income taxes.

The Trust seeks to achieve its objective by investing primarily in medium- and lower-quality municipal bonds and notes. The Trust may also enter into futures contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan
The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments - October 31, 1996

Municipal Bonds - 95.3%



                                                  Principal Amount
Issuer                                             (000 Omitted)       Value

Airport and Port Revenue - 4.9%
Atlanta, GA, Special Purpose Facilities Rev.
  (Delta Airlines ), 7.9s, 2018                      $ 2,100       $ 2,234,358
Cleveland, OH, Airport Special Facilities Rev.
  (Continental Airlines), 9s, 2019S.S.                 3,150         3,347,914
Denver, CO, City & County Airport Rev., 8.75s,
  2023                                                 1,500         1,763,700
Hillsborough County, FL, Aviation Authority
  Rev. (USAir), 8.6s, 2022                               650           707,038
Kenton County, KY, Airport Board Special
  Facilities (Delta Airlines), 7.5s, 2020              1,000         1,072,070
Tulsa, OK, Municipal Airport Trust Rev., 7.6s,
  2030                                                 3,000         3,221,310
Tulsa, OK, Municipal Airport Trust Rev.
  (American Airlines), 7.375s, 2020                    3,400         3,605,054
                                                                   ------------
                                                                   $15,951,444
                                                                   ------------
Electric and Gas Utility Revenue - 4.3%
Midland, MI, Environmental Development
  Authority, Pollution Control Rev. (Midland
  Cogeneration), 9.5s, 2009                          $ 1,500       $ 1,637,070
Montana Board of Investment Resources
  (Yellowstone Energy), 7s, 2019                       3,000         2,898,720
Ohio Water Development Pollution Control Board,
  Pollution Control Rev., 8s, 2023                     2,500         2,688,150
Pittsylvania County, VA, Industrial Development
  Authority Rev., 7.5s, 2014                           2,000         2,087,240
Port of Corpus Christi, TX (Valero Energy),
  10.25s, 2017                                         4,000         4,246,120
Southern California Public Power Authority,
  Transmission, RIBS, 7.569s, 2012S.S.                   650           679,276
                                                                   ------------
                                                                   $14,236,576
                                                                   ------------
General Obligation - 3.0%
Arapahoe County, CO, Water & Sanitation
  District, 9.25s, 2013                              $   300       $   313,032
Jefferson County, OH, 7.125s, 2019                     1,000         1,055,940
Markham, IL, 9s, 2012                                  1,295         1,382,438
New York, NY, 5.75s, 2017                              5,500         5,185,125
New York, NY, 6.125s, 2025                             2,000         1,966,800
                                                                   ------------
                                                                   $ 9,903,335
                                                                   ------------
Health Care Revenue - 23.1%
Arkansas Development Finance Authority,
  Economic Development Rev. (Southwest Homes),
  10.8s, 2018                                        $ 1,420       $ 1,485,746
Bell County, TX, Health Facilities Development
  Corp. (Advanced Living Technology), 10.5s,
  2018                                                 3,995         3,196,000
Bell County, TX, Health Facilities Development
  Corp. (Kings Daughters Hospital), 9.25s, 2008          775           842,929
Boonville, MO, Health Facilities Rev.
  (Gericare, Inc.), 11s, 2017                          1,900         1,976,988
Boston, MA, Industrial Development Finance
  Authority Rev. (Stonehedge Convalescent
  Center), 10.75s, 2011                                  790           849,053
Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial) (Friendly Village),
  9.25s, 2012                                          2,320         2,393,799
Broward County, FL, Industrial Development
  Authority (Beverly Enterprises, Inc.), 9.8s,
  2010                                                 2,480         2,747,096
Cambria County, PA, Industrial Development
  Authority Rev. (Beverly Enterprises), 10s,
  2012                                                   760           949,818
Chester County, PA, Industrial Development
  Authority Rev. (RHA/PA Nursing Home, Inc.),
  10.125s, 2019                                          979         1,014,655
Colorado Health Retirement Facilities, Liberty
  Heights, 0s, 2024                                   10,000         1,544,300
Connecticut Health & Educational Facilities
  (Johnson Evergreen Corp.), 8.5s, 2014                  650           693,810
Daphne, AL, Special Care Facilities Financing
  Authority (Westminster Village), 8.25s, 2026#          500           427,530
District of Columbia (National Public Radio),
  8.875s, 2021                                           485           516,428
Fairfax, Fauquier & Loudoun Counties, VA,
  Health Center Commission, Nursing Home Rev.,
  9s, 2020                                             1,895         1,977,944
Fulton County, GA, Residential Care Facilities,
  Elderly Authority Rev. (Lenbrook Square
  Foundation), 9.75s, 2017                             2,780         2,861,204
Gadsden County, FL, Industrial Development
  Authority (RHA/FLA Properties), 10.45s, 2018         2,555         2,627,588
Greenville County, SC, Hospital Facility Rev.
  (Chestnut Hill), 10.375s, 2016                       2,890         2,890,000
Hobbs, NM, Health Facilities Rev. (Nemecal
  Associates), 9.625s, 2014                              915           971,684
Lee County, FL, Industrial Development
  Authority (Beverly Enterprises), 10s, 2010           1,995         2,236,355

                                                 Principal Amount
Issuer                                            (000 Omitted)       Value
Health Care Revenue - continued
Louisiana Public Facilities Authority (Chateau
  Riviere Home for the Aged), 10.25s, 2016            $3,345     $    3,447,290
Louisiana Public Facilities Authority
  (Southwest Medical Center), 11s, 2006                4,199          1,684,032
Massachusetts Health & Education Facilities
  Authority (Fairview Extended Care Facility),
  10.25s, 2021                                         1,500          1,695,960
Massachusetts Industrial Finance Agency
  (Martha's Vineyard Long-Term Care Facility),
  9.25s, 2022*++                                       1,700          1,045,500
Massachusetts Industrial Finance Agency
  (Needham/Hamilton House), 11s, 2010                    800            816,192
Monongalia County, WV, Health Facilities Rev.
  (Beverly Enterprises, Inc.), 10s, 2007               1,035          1,131,234
Montgomery County, OH, Hospital Rev. (Kettering
  Convalescent Center), 10s, 2020                      1,000          1,036,380
Montgomery County, PA, Higher Education &
  Health Authority Rev. (AHF/Montgomery Inc.),
  10.5s, 2020                                          2,480          2,618,260
New Jersey Economic Development Authority
  (Courthouse Convalescent Center), 8.7s, 2014           650            680,206
New Jersey Economic Development Authority
  (Geriatric & Medical Services, Inc.), 9.625s,
  2004                                                   190            212,485
New Jersey Economic Development Authority
  (Geriatric & Medical Services, Inc.), 9.625s,
  2022                                                   675            746,732
New Jersey Economic Development Authority
  (Greenwood Health Care), 9.75s, 2011                 1,440          1,463,429
New Jersey Economic Development Authority
  (Wanaque Convalescent Center), 8.6s, 2011            1,000          1,023,690
North Carolina Medical Care Commission,
  Hospital Rev. (Valdese General), 8.75s, 2016         1,425          1,607,685
Okaloosa County, FL, Retirement Rental Housing
  Rev. (Beverly Enterprises Inc.), 10.75s, 2003        1,325          1,405,878
Orange County, FL, Industrial Development
  Authority (Friendly Village), 9.25s, 1997               80             80,213
Orange County, FL, Industrial Development Rev.,
  9.25s, 2012                                          1,805          1,862,507
Osceola County, FL, Industrial Development Rev.
  (Community Provider Pooled Loan), 7.75s, 2017        1,300          1,332,760
Philadelphia, PA, Industrial Development
  Authority, 10.25s, 2018                              2,370          2,415,931
Philadelphia, PA, Industrial Development
  Authority, 10.25s, 2018                              1,950          2,012,809
Prince William County, VA, Industrial
  Development Authority, Residential Care Rev.
  (Westminster at Lake Ridge), 10s, 2022               1,500          1,624,215
Rochester, NY, Health Care Facilities Rev.
  (Mayo Medical Foundation), FIRS, 8.06s,
  2021++++                                             1,000          1,023,900
Santa Fe, NM, Industrial Development Rev. (Casa
  Real Nursing Home), 9.75s, 2013                      1,165          1,241,051
Seminole County, FL, Industrial Development
  Authority (Friendly Village), 10s, 2011              1,755          1,817,460
St. Charles County, MO, Industrial Development
  Authority (Garden View Care Center), 10s, 2016       2,290          2,337,105
St. Petersburg, FL, Health Facilities Rev.
  (Swanholm Nursing), 10s, 2022                          790            857,103
Suffolk County, NY, Industrial Development
  Agency Rev. (A Planned Program), 9.75s, 2015         1,350          1,147,500
Washington County, FL, Industrial Development
  Authority (Washington County), 10s, 2016             1,130          1,129,932
Waterford Township, MI, Economic Development
  Rev. (Canterbury Health), 8.375s, 2023               1,500          1,571,655
Westside Habilitation Center, Cheneyville, LA,
  8.375s, 2013                                         2,500          2,513,575
                                                                   ------------
                                                                 $   75,785,596
                                                                   ------------
Industrial Revenue (Corporate Guarantee) - 15.0%
Courtland, AL, Industrial Development Board
  Solid Waste, Disposal Rev. (Champion
  International Corp.), 6.375s, 2029                  $2,000     $    1,995,400
Dayton, OH, Special Facilities Rev. (Emery Air
  Freight), 12.5s, 2009                                1,000          1,137,970
Eastern Band of Cherokee Indian Community, NC
  (Carolina Mirror Co.), 10.25s, 2009#                 6,540          6,783,550
Eastern Band of Cherokee Indian Community, NC
  (Carolina Mirror Co.), 11s, 2012#                      650            675,720
Hernando County, FL, Water & Sewer Rev.
  (Florida Crushed Stone Co.), 8.5s, 2014              3,600          3,996,144
Hodge Village, LA, Utilities Rev. (Stone
  Container Corp.), 9s, 2010                           7,585          8,205,756
Hunt County, TX, Industrial Development Rev.
  (Household Manufacturing), 10.236s, 2003             2,700          2,745,198
Lawrenceburg, TN, Industrial Development Board
  (Tridon, Inc.), 9.875s, 2006                         1,500          1,539,060
Massachusetts Industrial Financing Agency
  (Solid Waste Disposal Rev.), 8.25s, 2014             3,000          3,185,970
Mesa County, CO (Joy Technologies), 8.5s, 2006           650            706,323
Ohio Solid Waste Rev. (Republic Engineered
  Steels), 8.25s, 2014                                 3,000          3,098,730
Ohio Solid Waste Rev. (Republic Engineered
  Steels), 9s, 2021                                    3,000          3,150,990

                                                 Principal Amount
Issuer                                            (000 Omitted)       Value

Industrial Revenue - continued
Philadelphia, PA, Industrial Development
  Authority Rev., 7.75s, 2017                        $ 3,255    $  3,445,092
Port of New Orleans, LA, 8.25s, 2004                   1,000       1,153,820
Port of New Orleans, LA (Avondale Industries),
  8.5s, 2014                                           1,650       1,905,684
Riverdale, IL, Environmental Rev. (Acme
  Metals), 7.9s, 2024                                  1,000       1,033,890
St. Augustine, FL, Airport Authority (Grumman
  Repair Facility), 11s, 2004                          2,575       2,690,669
Walton, GA, Industrial Development Rev. (Ultima
  Rubber Products, Inc.), 10s, 2010                    1,765       1,877,819
                                                                ------------
                                                                $ 49,327,785
                                                                ------------
Insured Health Care Revenue - 1.4%
Clermont County, OH, Hospital Facilities Rev.
  (Mercy Health Systems), AMBAC, 9.651s, 2021        $   500    $    577,695
Desert Hospital District, CA, Insured Hospital
  Rev., Certificates of Participation (Desert
  Hospital Corp.), 9.064s, 2020S.S.                    1,500       1,629,600
North Central Texas, Health Facilities
  Development Corp. (Presbyterian Hospital),
  9.545s, 2021S.S.                                     1,500       1,675,380
Salt Lake City, UT, Hospital Rev.
  (Intermountain Health Care), 9.642s, 2020S.S.          650         744,900
                                                                ------------
                                                                $  4,627,575
                                                                ------------
Multi-Family Housing Revenue - 5.8%
Colorado Housing Finance Authority, 9s, 2025         $   865    $    870,891
Dade County, FL, Housing Finance Agency,
  Multi-Family Housing, 8.375s, 2002#                  5,467       5,617,211
Dade County, FL, Housing Finance Agency,
  Multi-Family Housing, 8.375s, 2002#                  4,073       4,184,779
Dallas, TX, Housing Finance Corp., 8.5s, 2011          1,315       1,352,017
Florida Housing Finance Agency Rev., 8.7s, 2021        1,500       1,466,175
Kenton County, KY, Industrial Development Rev.
  (Highland Terrace), 8.7s, 2026                       5,330       5,601,670
Memphis, TN, Health, Education & Housing
  Facilities Board (Wesley Highland Terrace),
  12.75s, 2015++                                         100          85,000
                                                                ------------
                                                                $ 19,177,743
                                                                ------------
Refunded - 16.1%
Arapahoe County, CO, Water & Sanitation
  District, 9.25s, 2013                              $ 1,700    $  1,885,963
Grand Junction, CO (Lincoln Park Osteopathic
  Hospital), 10.5s, 2017                               1,250       1,379,875
Hannibal, MO, Industrial Development Authority
  (Hannibal Regional Health Care System, Inc.),
  9.5s, 2022#                                          1,500       1,878,450
Hopewell County, VA, Hospital Authority (John
  Randolph Hospital), 8.85s, 2013                      1,070       1,098,505
Illinois Development Finance Retirement Housing
  Rev., 0s, 2025                                      26,000       3,753,360
Maine Health & Higher Education Facilities
  Authority (d'Youville Pavillion), 10s, 2017          7,595       8,303,538
Maine Health & Higher Education Facilities
  Authority (St. Mary's General Hospital),
  8.625s, 2022                                         1,000       1,122,520
Massachusetts Industrial Finance Agency, Tunnel
  Rev. (Mass. Turnpike), 9s, 2020                      3,810       4,474,045
Mississippi Hospital Equipment & Facilities
  Authority Rev. (Rush Medical Foundation),
  8.75s, 2016                                          1,000       1,082,810
New Lenox, IL, Community Park Development
  Authority, 8.25s, 2014                               2,000       2,439,960
Russellville, AR, Industrial Development Rev.
  (Charles Meyers), 10s, 2009                          5,195       5,989,835
Telluride, CO, Gondola Transit Co., Real Estate
  Transfer, 11.5s, 2012                                1,320       2,060,942
Texas Turnpike Authority Rev. (Houston Ship
  Channel Bridge), 0s, 12.625s, 2020                  10,565      14,808,960
Washington Public Power Supply System
  (Nuclear#1), 14.375s, 2001                           1,825       2,274,315
                                                                ------------
                                                                $ 52,553,078
                                                                ------------
Sales and Excise Tax Revenue - 0.7%
Chicago, IL (Ryan Garfield Tax Increment Rev.),
  10.125s, 2007                                      $ 1,670    $  1,730,688
Denver, CO, Urban Renewal Tax, 8.5s, 2013                475         448,656
                                                                ------------
                                                                $  2,179,344
                                                                ------------

                                                 Principal Amount
Issuer                                            (000 Omitted)       Value
Single Family Housing Revenue - 8.2%
Austin, TX, Housing Finance Corp., 0s, 1s, 2016      $26,435     $    2,828,809
Berkeley, Brookes, & Fayette Counties, WV,
  MBIA, 0s, 2016                                      14,000          1,638,700
Bexar County, TX, Housing Finance Corp., 0s,
  2015                                                26,300          3,509,472
Cook County, IL, Single Family Housing, 0s,
  2015                                                 1,325            170,448
Corpus Christi, TX, Housing Finance Corp., 0s,
  2011                                                 3,000            711,870
Dallas, TX, Housing Finance Corp., Single
  Family Mortgage Rev., MBIA, 0s, 2016                14,400          1,741,104
Denver, CO, City & County Airport Rev., 0s,
  2015                                                 5,300            580,668
Duval County, FL, Housing Finance Authority,
  11.875s, 2015                                       23,815          2,902,810
Florida Housing Finance Agency (South Lake
  Apartments), 0s, 2012                                1,330            264,923
Harris County, TX, Housing Finance Corp.,
  9.625s, 2003                                         1,030          1,033,255
Harris County, TX, Housing Finance Corp.,
  9.875s, 2014                                           645            647,025
Jackson County, MO, 0s, 2016                           4,325            471,944
Nebraska Investment Finance Authority, 0s, 2015       46,625          7,434,356
Nebraska Investment Finance Authority, 0s, 2016          140             14,311
Nevada Housing Division, 0s, 2015                      1,040            160,281
Ohio Housing Finance Agency, GNMA, RIBS,
  9.909s, 2031S.S.                                       900            953,460
Reno County, KS, Mortgage Rev., 0s, 2014               3,675            487,121
Saline County, KS, 0s, 2014                            1,475            203,830
Utah Housing Finance Agency, Residential
  Mortgage Rev., 9s, 2019                                 35             36,317
West Virginia Housing Development Fund, 0s,
  2015                                                 2,360            337,740
Wisconsin Housing & Economic Development
  Authority, Home Ownership Rev., RIBS, 10.27s,
  2022S.S.                                               885            937,543
                                                                   ------------
                                                                 $   27,065,987
                                                                   ------------
Solid Waste - 5.2%
Charleston County, SC, Resource Recovery Rev.
  (Foster Wheeler), 9.25s, 2010                      $ 1,750     $    1,880,847
Maryland Energy Financing Administration (Solid
  Waste), 9s, 2016                                     9,000          7,442,100
Michigan Strategic Funding, Obligation Rev.
  (Blue Water Fiber), 8s, 2012                         1,000            747,950
Michigan Strategic Funding, Obligation Rev.
  (Great Lakes Fibre), 10.25s, 2016                    3,500          2,240,000
Pennsylvania Economic Development Finance
  Authority, Recycling Rev., 9.25s, 2022               5,000          4,678,150
                                                                   ------------
                                                                 $   16,989,047
                                                                   ------------
State and Local Appropriation - 0.0%
Troy, NY, Certificates of Participation,
  Recreational Facilities Rev., 9.75s,
  2010*S.++#                                         $ 1,065     $      106,500
                                                                   ------------
Student Loan Revenue - 0.6%
Arizona Student Loan Acquisition Authority,
  7.625s, 2010                                       $   750     $      813,330
Pennsylvania Higher Education Assistance
  Agency, AMBAC, RIBS, 8.37s, 2022S.S.                 1,300          1,285,921
                                                                   ------------
                                                                 $    2,099,251
                                                                   ------------
Toll Road and Transit - 2.3%
Arapahoe County, CO, 0s, 2015                        $ 1,000     $      275,350
San Joaquin Hills, CA, 0s, 2006                        2,300          1,259,595
San Joaquin Hills, CA, Transportation Corridor
  Agency, Toll Road Rev., 0s, 2011                     6,600          2,532,024
Telluride, CO, Gondola Transit Co., 9s, 2016           1,000            969,800
Telluride, CO, Gondola Transit Co., Real Estate
  Transfer, 11.5s, 2012                                1,580          1,865,206
West Virginia State Parkways, Economic
  Development & Tourism Authority, 7.817s,
  2019S.S.                                               600            595,374
                                                                   ------------
                                                                 $    7,497,349
                                                                   ------------

                                                 Principal Amount
Issuer                                            (000 Omitted)       Value
Universities - 1.4%
Islip, NY, Community Development Agency Rev.
  (Institute of Technology), 7.5s, 2026               $2,500     $    2,554,650
Massachusetts Industrial Finance Agency
  (Emerson College), 8.9s, 2018                        2,000          2,200,800
                                                                   ------------
                                                                 $    4,755,450
                                                                   ------------
Other - 3.3%
Crystal City, TX, Lease Obligations, 10.5s,
  2008#++                                             $4,206     $    2,102,969
Danville, VA, Industrial Development Rev.
  (Piedmont Mall), 8s, 2017                            5,795          5,768,575
District of Columbia, Hospital Rev. (Hospital
  for Sick Children), 7.7s, 2023                       2,500          2,592,875
St. Louis County, MO, Industrial Development
  Authority (Kiel Center Arena), 7.875s, 2024            300            321,687
                                                                   ------------
                                                                 $   10,786,106
                                                                   ------------
    Total Municipal Bonds (Identified Cost, $303,143,583)        $  313,042,166
                                                                   ------------
Floating Rate Demand Notes - 0.6%
Uinta County, WY, Pollution Control Rev.
  (Chevron), due 1996 at Amortized Cost               $2,000     $    2,000,000
                                                                   ------------
    Total Investments (Identified Cost, $305,143,583)            $  315,042,166
Other Assets, Less Liabilities - 4.1%                                13,587,776
                                                                   ------------
    Net Assets - 100.0%                                          $  328,629,942
                                                                   ------------


  ++ Non-income producing security - in default.
++++ Indexed security.
   * Security valued by or at the direction of the Trustees.
  \s Non-Income producing security.
\s\s Inverse floating rate security.
   # Restricted security.

                      See notes to financial statements

Statement of Assets and Liabilities - October 31, 1996

Assets:
  Investments, at value (identified cost, $305,143,583)                                    $315,042,166
  Cash                                                                                           74,269
  Receivable for investments sold                                                            13,588,327
  Interest receivable                                                                         8,155,784
  Other assets                                                                                    3,637
                                                                                           ---------------
    Total assets                                                                           $336,864,183
                                                                                           ---------------
Liabilities:
  Distributions payable                                                                    $  2,105,901
  Payable for investments purchased                                                           5,761,766
  Payable to affiliates -
    Management fee                                                                                8,641
    Transfer and dividend disbursing agent fees                                                  10,000
  Accrued expenses and other liabilities                                                        347,933
                                                                                           ---------------
    Total liabilities                                                                      $  8,234,241
                                                                                           ---------------
Net assets                                                                                 $328,629,942
                                                                                           ===============
Net assets consist of:
  Paid-in capital                                                                          $348,943,641
  Unrealized appreciation on investments                                                      9,898,583
  Accumulated net realized loss on investments                                              (31,765,200)
  Accumulated undistributed net investment income                                             1,552,918
                                                                                           ---------------
    Total                                                                                  $328,629,942
                                                                                           ===============
Shares of beneficial interest outstanding                                                   38,289,109
                                                                                           ===============
Net asset value per share (net assets / shares of beneficial interest outstanding)             $8.58
                                                                                           ===============

Statement of Operations - Year Ended October 31, 1996

Net investment income:
  Interest income                                                       $28,867,974
                                                                    ---------------
  Expenses -
    Management fee                                                      $ 3,139,216
    Trustees' compensation                                                  134,609
    Transfer and dividend disbursing agent fee                              123,418
    Workout expenditures                                                    334,092
    Custodian fee                                                           125,699
    Postage                                                                  88,309
    Legal fees                                                               80,967
    Auditing fees                                                            63,175
    Printing                                                                 36,450
                                                                      ---------------
    Total expenses                                                      $ 4,125,935
  Fees paid indirectly                                                      (35,655)
                                                                      ---------------
    Net expenses                                                        $ 4,090,280
                                                                      ---------------
      Net investment income                                             $24,777,694
                                                                      ---------------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions (identified cost basis)      $(7,965,614)
  Change in unrealized appreciation on investments                       (1,546,763)
                                                                      ---------------
    Net realized and unrealized loss on investments                     $(9,512,377)
                                                                      ---------------
      Increase in net assets from operations                            $15,265,317
                                                                      ===============

                      See notes to financial statements

Statement of Changes in Net Assets


Increase (decrease) in net assets:                                                         Year Ended October 31,
                                                                                      ---------------------------------
From operations -                                                                            1996             1995
                                                                                      ----------------  ----------------
  Net investment income                                                                $  24,777,694      $ 25,411,787
  Net realized loss on investments                                                        (7,965,614)       (3,512,925)
  Net unrealized gain (loss) on investments                                               (1,546,763)        8,494,997
                                                                                     ----------------  ----------------
    Increase in net assets from operations                                               $15,265,317      $ 30,393,859
                                                                                     ----------------  ----------------
Distributions declared to shareholders from net investment income                       $(25,186,035)     $(26,240,482)
                                                                                     ----------------  ----------------
Trust share (principal) transactions -
  Net asset value of shares issued to shareholders in reinvestment of dividends         $  3,565,996       $ 3,638,621
                                                                                     ----------------  ----------------
    Total increase (decrease) in net assets                                             $ (6,354,722)     $  7,791,998
Net assets:
  At beginning of period                                                                 334,984,664       327,192,666
                                                                                     ----------------  ----------------
  At end of period (including accumulated undistributed net investment income of
    $1,552,918 and $441,570, respectively)                                              $328,629,942      $334,984,664
                                                                                     ================  ================

Financial Highlights

                                                 Year Ended October 31,
                                  ----------------------------------------------
                                    1996      1995        1994        1993      1992
                                  -------   --------    --------     ------    ------
Per share data (for a share
  outstanding throughout
  each period):
Net asset value - beginning of
  period                         $   8.84   $   8.73    $   9.04   $   8.78  $   8.94
                                  -------   --------    --------     ------    ------

Income from investment
  operations# -
 Net investment income           $   0.66   $   0.68    $   0.68   $   0.75  $   0.73
 Net realized and unrealized gain
   (loss) on investments            (0.26)      0.13       (0.29)      0.21     (0.17)
                                  -------   --------    --------     ------    ------

   Total from investment
     operations                  $   0.40   $   0.81    $   0.39   $   0.96  $   0.56
                                  -------   --------    --------     ------    ------

Less distributions declared to
  shareholders from net
  investment income              $  (0.66)  $  (0.70)   $  (0.70)  $  (0.70) $  (0.72)
                                  -------   --------    --------     ------    ------

Net asset value - end of period  $   8.58   $   8.84    $   8.73   $   9.04  $   8.78
                                  =======   ========    ========     ======    ======

Per share market value - end of
  period                         $   9.38   $   9.50    $   9.13   $  10.00  $   9.00
                                  =======   ========    ========     ======    ======

Total return                         4.50%     12.57%      (1.47)%    10.95%     5.34%
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                         1.24%      1.33%       1.31%      1.33%     1.34%
  Net investment income              7.47%      7.66%       7.58%      7.55%     8.17%
Portfolio turnover                     13%        14%         22%        14%       17%
Net assets at end of period
  (000 omitted)                  $328,630   $334,985    $327,193   $335,256  $323,060


                                                 Year Ended October 31,
                                   ---------------------------------------------------
                                   1991        1990        1989      1988      1987*
                                   -------     ------     ------     ------     ------
Per share data (for a share
  outstanding throughout
  each period):
Net asset value - beginning of
  period                          $   9.02   $   9.44   $   9.22   $   8.67   $   9.40
                                   -------     ------     ------     ------     ------

Income from investment
  operations# -
 Net investment income            $   0.70   $   0.75   $   0.76   $   0.75   $   0.65
 Net realized and unrealized gain
   (loss) on investments             (0.05)     (0.41)      0.22       0.54      (0.79)
                                   -------     ------     ------     ------     ------

   Total from investment
     operations                   $   0.65   $   0.34   $   0.98   $   1.29   $  (0.14)
                                   -------     ------     ------     ------     ------

Less distributions declared to
  shareholders from net
  investment income               $  (0.73)  $  (0.76)  $  (0.76)  $  (0.74)  $  (0.59)
                                   -------     ------     ------     ------     ------

Net asset value - end of period   $   8.94   $   9.02   $   9.44   $   9.22   $   8.67
                                   =======     ======     ======     ======     ======

Per share market value - end of
  period                          $   9.25   $   8.38   $   9.88   $   9.88   $   8.50
                                   =======     ======     ======     ======     ======

Total return                         19.88%     (7.87)%    8.32%     26.11%    (10.10)%+
Ratios (to average net
  assets)/Supplemental data:
  Expenses##                          1.27%      1.21%      1.28%      1.25%      1.04%+
  Net investment income               7.79%      8.07%      8.15%      8.35%      7.62%+
Portfolio turnover                      21%        19%        16%        37%        58%
Net assets at end of period
  (000 omitted)                   $325,077   $325,767   $338,461   $327,193   $305,118



 * For the period from the commencement of investment operations, November 25, 1986 to October 31, 1987.
 # Per share data for periods subsequent to October 31,
   1992 is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
 + Annualized.

                      See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Municipal Income Trust (the Trust) is a non-diversified, closed-end management company. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

The Trust can invest up to 75% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions. The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Trust at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by the Trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, $5,734,004 and $1,519,688 were reclassified from paid-in capital to accumulated net realized loss on investments and undistributed net investment income, respectively, due to the expiration of capital losses for tax purposes and differences between book and tax accounting for defaulted bond interest and capitalized legal costs related to defaulted bonds. This change had no effect on the net assets or net asset value per share.

At October 31, 1996, the Trust, for federal tax purposes, had a capital loss carryforward of $31,565,822, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 1999 ($1,898,227), October 31, 2000 ($4,765,334),
October 31, 2001 ($3,636,033), October 31, 2002 ($7,977,644), October 31, 2003
($4,513,979), and October 31, 2004 ($8,774,605).

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of average daily net assets and 6.32% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS. The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $45,676 for the year ended October 31, 1996.

Transfer Agent - MFS Service Center, Inc. (MFSC) acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend service fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:

Total Number of Accounts   Annual Account Fee
-------------------------- --------------------
Less than 75,000                   $9.00
75,000 and over                    $8.00

The dividend service fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $42,424,300 and $53,737,152, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                      $305,143,583
                                   ===============
Gross unrealized appreciation       $ 20,499,787
Gross unrealized depreciation        (10,601,204)
                                   ---------------
  Net unrealized appreciation       $  9,898,583
                                   ===============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                                     Year Ended October 31,
                                                                    --------------------

                                                                       1996      1995
-------------------------------------------------------------------  --------- ---------
Shares issued to shareholders in reinvestment of distributions        397,857   410,850
                                                                     ========= =========

(6) Quarterly Financial Information (Unaudited)

                                                                       Net Realized and      Net Increase (Decrease)
                                                                    Unrealized Gain/(Loss)   in Net Assets Resulting
Quarterly Period      Investment Income    Net Investment Income        on Investments           from Operations
 -----------------  ---------------------- ---------------------- -------------------------- -----------------------
                                    Per                     Per                       Per                     Per
Fiscal 1996            Amount      Share      Amount       Share       Amount        Share       Amount      Share
 ----------------- --------------  ---------------------  ------- ---------------  --------- -------------- --------
January 31          $ 7,161,282    $0.18    $ 6,101,655    $0.16    $(4,112,032)    $(0.11)   $ 1,989,623    $0.05
April 30              7,213,357     0.19      6,167,967     0.16     (1,580,129)     (0.03)     4,587,838     0.13
July 31               7,265,805     0.20      6,305,036     0.17     (3,006,927)     (0.08)     3,298,109     0.09
October 31            7,227,530     0.20      6,203,036     0.17       (813,289)     (0.04)     5,389,747     0.13
                   --------------  ---------------------  ------- ---------------  --------- -------------- --------
                    $28,867,974    $0.77    $24,777,694    $0.66    $(9,512,377)    $(0.26)   $15,265,317    $0.40
                   ==============  =====================  ======= ===============  ========= ============== ========
Fiscal 1995
 -----------------
January 31          $ 7,475,901    $0.20    $ 6,403,027    $0.17    $  (201,711)    $(0.01)   $ 6,201,316    $0.16
April 30              7,483,534     0.20      6,386,559     0.17      5,392,067       0.15     11,778,626     0.32
July 31               7,503,734     0.20      6,395,755     0.17        519,974       0.01      6,915,729     0.18
October 31            7,325,091     0.19      6,226,446     0.17       (728,258)     (0.02)     5,498,188     0.15
                   --------------  ---------------------  ------- ---------------  --------- -------------- --------
                    $29,788,260    $0.79    $25,411,787    $0.68    $ 4,982,072     $ 0.13    $30,393,859    $0.81
                   ==============  =====================  ======= ===============  ========= ============== ========

(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1996 was $3,534.

(8) Financial Instruments

The Trust also invests in indexed securities whose value may be linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself. The following is a summary of such securities held at October 31, 1996:

                                                                                                                    Unrealized
Description                                                                 Index     Principal     Value           Appreciation
 ---------------------------------------------------------------------------------- ------------- -------------  ---------------
Principal-indexed securities:
Rochester, MN, HealthCare Facilities Rev. (Mayo), FIRS, 8.06s, 2021          PSA Index $1,000,000   $1,023,900      $23,900

(9) Restricted Securities

The Trust may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Trust owned the following restricted securities (constituting 6.46% of total assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                                                  Date of
Description                                                                      Acquisition   Par Amount    Cost        Value

----------------------------------------------------------------------------------- -------------- ------------- -------------


Crystal City, TX, 10.5s, 2008                                                     5/28/88      $4,205,938   $3,188,877 $ 2,102,969
Daphne, AL, Westminister, 8.25s, 2026                                            10/28/88         500,000     500,186      427,530
Dade County, FL, HFA, Multi-Family (Blackstone), 8.375s, 2002                     4/22/94       5,466,500   5,466,500    5,617,211
Dade County, FL, HFA, Multi-Family, 8.375s, 2002                                  4/22/94       4,072,500   4,072,500    4,184,779
Eastern Band of Cherokee Indian Community, NC, 10.25s, 2009                      12/10/86       6,540,000   6,409,197    6,783,550
Eastern Band of Cherokee Indian Community, NC
  (Carolina Mirror Co.), 11s, 2012                                                2/05/88         650,000     601,250      675,720
Hannibal, MO, IDA, 9.5s, 2022                                                     8/28/92       1,500,000   1,485,521    1,878,450
Troy, NY, Certificates of Participation, 9.75s, 2010                             12/10/86       1,065,000   1,065,000      106,500
                                                                                                                        -----------
                                                                                                                       $21,776,709
                                                                                                                        ===========

(10) Litigation

MFS has been named as a defendant in a lawsuit brought by the City of Troy, NY (the City) alleging, among other things, that certain municipal securities issued by Troy and purchased by the Trust were invalid at the time of issuance. The Trust is the actual owner of the securities. The lawsuit seeks to void the issuance of the securities and seeks the return of all principal and interest payments previously made by Troy together with interest on such amounts. If the matter cannot be resolved through settlement with the City and other parties, MFS and the Trust, if named as defendant, intend vigorously to contest the case. This lawsuit is in a preliminary state and involves significant complexities that prevent the Trust from being able to predict whether any liability might result. Management does not believe that any potential liability would be material to the financial position of the Trust. Accordingly, no amount has been accrued in the financial statements with respect to this matter. The Trust has filed a separate lawsuit against the City, and certain other parties, in which the Trust is seeking a determination that the securities are valid and that the Trust is entitled to payment and/or damages.

Independent Auditors' Report

To the Trustees and Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Trust as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1996 and 1995, and the financial highlights for each of the years in the ten-year period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Trust at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 29, 1996

[Back Cover]

MFS(R) Municipal
Income Trust

Trustees

A. Keith Brodkin*
Chairman and President

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood(1)
Private Investor

J. Atwood Ives(1)
Chairman and Chief Executive Officer,
Eastern Enterprises

Lawrence T. Perera(2)
Partner, Hemenway & Barnes

William J. Poorvu(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration

Charles W. Schmidt(1)
Private Investor;
Former Senior Vice President
and Group Executive (until 1990),
Raytheon Company

Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

Elaine R. Smith(1)
Independent Consultant

David B. Stone(1)(2)
Chairman, North American
Management Corp.
(investment advisers)

Portfolio Manager
Cynthia M. Brown*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

*Affiliated with the Investment Adviser
(1)Member of Audit Committee
(2)Member of Portfolio Trading Committee

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MFMCE-2 12/96 34M